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                                                                   EXHIBIT 10(n)

                            THE LAMSON & SESSIONS CO.
      SEVENTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT


         This Seventh Amendment and Waiver to Amended and Restated Credit Agreement (herein, the "Amendment") is entered into as of February 16, 2005, among The Lamson & Sessions Co., an Ohio corporation (the "Borrower"), the Guarantors party hereto, the Lenders party hereto, and Harris Trust and Savings Bank, as Administrative Agent for the Lenders.


                             PRELIMINARY STATEMENTS

         A. The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of December 15, 2000 (the Amended and Restated Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Borrower has requested that the Lenders waive the Borrower's non-compliance with Section 8.22 of the Credit Agreement (Total Funded Debt/EBITDA Ratio) for the period ended December 31, 2004, and that certain provisions of the Credit Agreement be amended, and the Lenders have agreed to do so on the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    WAIVER.

         The Borrower has advised the Lenders that the Borrower was not in compliance with Section 8.22 of the Credit Agreement (Total Funded Debt/EBITDA Ratio) for the fiscal quarter ended December 31, 2004 (the "Existing Default"). The Borrower has requested that the Lenders waive the Existing Default and, by signing below, the Required Lenders hereby agree to waive the Existing Default through the period ended December 31, 2004, subject to the satisfaction of the conditions precedent set forth in Section 3 below. This is a limited waiver for the uses and purposes set forth above, and shall not apply to any subsequent periods.

SECTION 2.    AMENDMENTS.

         Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

         2.1. Section 8.22 of the Credit Agreement (Total Funded Debt/EBITDA Ratio) shall be amended and restated in its entirety to read as follows:

                 Section 8.22. Total Funded Debt/EBITDA Ratio. The Borrower shall not, as of the last day of each fiscal quarter of the

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              Borrower specified below, permit the Total Funded Debt/EBITDA
              Ratio to be more than:

                                                  TOTAL FUNDED DEBT/EBITDA RATIO
        FISCAL QUARTER ENDING ON OR ABOUT:            SHALL NOT BE MORE THAN:
                  March 31, 2005                            3.10 to 1.0
      June 30, 2005, and each fiscal quarter                2.75 to 1.0
                 ending thereafter

         1.2. Section 8.28 of the Credit Agreement (Level of Borrowings) shall be amended and restated in its entirety to read as follows:

                           Section 8.28.    Intentionally deleted.

         1.3. In addition to the reporting required under Section 8.5 of the Credit Agreement, the Borrower hereby agrees to deliver to the Administrative Agent and the Lenders on or before April 30, 2005, a written plan the Borrower intends to pursue in order to refinance the Obligations on or before the Termination Date, which plan shall be in form and with such detail (including timeline of events) as the Administrative Agent may reasonably require.

SECTION 2.    CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         2.1. The Borrower, the Administrative Agent, and the Required Lenders shall have executed and delivered this Amendment.

         2.2. The Guarantors shall have executed and delivered to the Administrative Agent their consent to this Amendment in the space provided below.

         2.3. The Borrower shall have paid to the Administrative Agent for distribution to each Lender executing and delivering this Amendment on or before February 16, 2005, a fee equal to 0.20% of the outstanding amount of each such Lender's Revolving Credit Commitment and Term Loan.

         2.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

SECTION 3.    REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to the waiver and amendments provided for in this Amendment,
(a) the representations and warranties set forth



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in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and (b) the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default exists under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.    MISCELLANEOUS.

         4.1. The Borrower and the Guarantors have heretofore or concurrently herewith executed and delivered to the Lenders the Mortgages, the Security Agreement, the Pledge Agreement, and certain other Collateral Documents. The Borrower and, by signing below, the Guarantors, hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Lenders thereunder, the obligations of the Borrower and the Guarantors thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

         4.2. Except as specifically waived and amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         4.3. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

         4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.


                           [SIGNATURE PAGE TO FOLLOW]



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         This Seventh Amendment and Waiver to Amended and Restated Credit
Agreement is entered into as of the date and year first above written.


                            "BORROWER"

                            THE LAMSON & SESSIONS CO.



                            By /s/ James J. Abel
                               -------------------------------------------------
                               Name  James J. Abel
                                    --------------------------------------------
                               Title Exec. VP & CFO
                                    --------------------------------------------


                            "GUARANTORS"

                            CARLON CHIMES CO.



                            By /s/ James J. Abel
                               -------------------------------------------------
                               Name  James J. Abel
                                    --------------------------------------------
                               Title Vice President, Secretary & Treasurer
                                     -------------------------------------------

                            DIMANGO PRODUCTS CORPORATION



                            By /s/ James J. Abel
                               -------------------------------------------------
                               Name  James J. Abel
                                    --------------------------------------------
                               Title Secretary
                                    --------------------------------------------

                            PYRAMID INDUSTRIES II, INC.



                            By /s/ James J. Abel
                               -------------------------------------------------
                               Name  James J. Abel
                                    --------------------------------------------
                               Title Vice President & Treasurer
                                     -------------------------------------------

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                            "LENDERS"

                            HARRIS TRUST AND SAVINGS BANK, in its individual
                               capacity as a Lender and as Administrative Agent



                            By /s/ Shahrokh Z. Shah
                               -------------------------------------------------
                               Name  Shahrokh Z. Shah
                                    --------------------------------------------
                               Title Managing Director
                                    --------------------------------------------

                            BANK OF AMERICA, N.A.



                            By /s/ Michael D. Hammond
                               -------------------------------------------------
                               Name  Michael Hammond
                                    --------------------------------------------
                               Title Senior Vice President
                                    --------------------------------------------

                            NATIONAL CITY BANK



                            By /s/ Judith M. Kuclo
                               -------------------------------------------------
                               Name  Judith M. Kuclo
                                    --------------------------------------------
                               Title Senior Vice President
                                    --------------------------------------------

                            THE PROVIDENT BANK



                            By /s/ Norman Lange
                               -------------------------------------------------
                               Name  Norman Lange
                                    --------------------------------------------
                               Title Vice President
                                    --------------------------------------------

                            JPMORGAN CHASE BANK, N.A. (formerly known as Bank
                               One, N.A.)



                            By /s/ Phil Duryen
                               -------------------------------------------------
                               Name  Phil Duryen
                                    --------------------------------------------
                               Title First Vice President
                                    --------------------------------------------

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                            THE HUNTINGTON NATIONAL BANK



                            By /s/ Don W. Lambacher
                               -------------------------------------------------
                               Name  Don W. Lambacher
                                    --------------------------------------------
                               Title Senior Vice President
                                    --------------------------------------------

                            FIFTH THIRD BANK



                            By /s/ Roy C. Lanctot
                               -------------------------------------------------
                               Name  Roy C. Lanctot
                                    --------------------------------------------
                               Title Vice President
                                    --------------------------------------------

                            KEYBANK NATIONAL ASSOCIATION



                            By /s/ Leslie A. Jones
                               -------------------------------------------------
                               Name  Leslie A. Jones
                                    --------------------------------------------
                               Title Vice President
                                    --------------------------------------------

                            LASALLE BANK NATIONAL ASSOCIATION



                            By /s/ Robert M. Walker
                               -------------------------------------------------
                               Name   Robert M. Walker
                                    --------------------------------------------
                               Title  Vice President
                                    --------------------------------------------



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